Annual
Report

[GRAPHIC OMITTED]

                                                               DECEMBER 31, 2002


MUTUAL EUROPEAN FUND



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FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

   THANK YOU FOR INVESTING WITH FRANKLIN
TEMPLETON. WE ENCOURAGE OUR INVESTORS TO
   MAINTAIN A LONG- TERM PERSPECTIVE AND
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SUPPORT AND LOOK FORWARD TO SERVING YOUR
    INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]                              [PHOTO OMITTED]
DAVID J. WINTERS, CFA                        MATTHEW T. HAYNES, CFA
CO-PORTFOLIO MANAGER                         CO-PORTFOLIO MANAGER
MUTUAL EUROPEAN FUND                         MUTUAL EUROPEAN FUND
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC





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


CONTENTS

Shareholder Letter .................   1

Performance Summary ................  11

Financial Highlights &
Statement of Investments ...........  15

Financial Statements ...............  25

Notes to
Financial Statements ...............  29

Independent
Auditors' Report ...................  37

Tax Designation ....................  38

Board Members
and Officers .......................  39



SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: MUTUAL EUROPEAN FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES. THE FUND NORMALLY WILL INVEST AT LEAST 80% OF ITS ASSETS IN THE SECURITIES OF ISSUERS ORGANIZED UNDER THE LAWS OF OR WHOSE PRINCIPAL BUSINESS OPERATIONS OR AT LEAST 50% OF WHOSE REVENUE IS EARNED FROM, EUROPEAN COUNTRIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Mutual European Fund covers the fiscal year ended December 31, 2002. The 12 months under review proved another year of decline for European markets, bringing this bear market's duration to almost three long years since the peak seen in early 2000. In this difficult investment environment, Mutual European Fund - Class Z posted a -7.71% cumulative total return for the year ended December 31, 2002, as shown in the Performance Summary beginning on page 11. The Fund's return compared favorably with the 17.85% decline of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index. The Lipper European Region Funds Average



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT USED IN PRINTED GRAPHIC AS FOLLOWS:
FUND CATEGORY

Global

Growth

Growth & Income

Income

Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 19.


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------
declined 17.41% during the same time. 1 Although we were not completely immune to the financial climate's multi-year downdraft, our distinctive, disciplined investment style contributed to the Fund's relative outperformance.

As always, we encourage our shareholders to evaluate the Fund's performance in the appropriate context. At Mutual Series, we are long-term value investors, and we strive to generate superior long-term results with less risk than the overall market. While considering this objective, we refer you to the Performance Summary for a more detailed, standardized view of performance of all share classes. For example, since inception more than six years ago, Mutual European Fund - Class Z posted a 12.78% average annualized return, which compared favorably with its benchmarks.

Another important consideration in this challenging investment environment is the Fund's performance since the onset of the bear market nearly three years ago. As shown in the chart to the left, for the past three years ended December 31, 2002, since just before most major equity markets peaked, Mutual European Fund - Class Z delivered a 0.63% gain, while the




AVERAGE ANNUAL TOTAL RETURN 2

CLASS Z                      12/31/02
--------------------------------------
1-Year                         -7.71%
5-Year                          9.12%
Since Inception (7/3/96)       12.78%


3-YEAR TOTAL
RETURN COMPARISON 3
1/1/00-12/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Mutual European Fund--Class Z      0.63%
MSCI AC Europe Index             -39.72%

1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged MSCI AC Europe Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets in Europe. As of 12/31/02, the Lipper European Region Funds Average comprised 175 mutual funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Source: Standard & Poor's Micropal. For a description of the MSCI AC Europe Index, see footnote 1. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 12/31/02. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.

MSCI AC Europe Index fell 39.72%. 3 Even though the Fund was unable to avoid losses in 2002, our third year in this bear market, we are pleased to report we have largely preserved your capital from the start of this difficult three-year period. We believe successful investing is as much about avoiding and containing losses as it is about achieving profits.

Looking back, it would be easy to blame the market's recent malaise on the bursting of the technology, media and telecommunications bubble. Although it was one of the largest single contributors to the general decline in stocks, it also serves to illustrate what ailed many industries in the late 1990s. In the pursuit of perpetual growth during a period when access to capital was easy, many companies around the world overbuilt productive capacity, thereby damaging long-term pricing power. This, in turn, pinched profit margins, and the effect was magnified as demand for their products slowed. While evident in areas of information technology such as semiconductors, it was also the case in many industries ranging from financial services to electric power generation. As the growth rate of corporate profits slowed, the market was no longer willing to support stocks at the lofty valuations prevalent in the 1990s. This unfortunate confluence of circumstances was only exacerbated by instances of corporate fraud, excessive executive compensation, overly aggressive accounting practices and inadequate corporate governance. The collective confidence of investors has been deeply shaken, which can explain some part of the market's decline. While the process has been painful, we believe the ongoing elimination of these excesses is good for the long-term health of global economies and local communities alike.




GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.K.                                         15.8%
Spain                                        10.6%
France                                        8.9%
Netherlands                                   7.3%
U.S.                                          5.9%
Norway                                        5.2%
Switzerland                                   3.9%
Irish Republic                                3.9%
Finland                                       3.9%
Germany                                       3.8%
Italy                                         3.6%
Denmark                                       2.8%
Sweden                                        2.6%
Belgium                                       1.9%
Other Countries                               1.7%
Government Agencies & Other Net Assets       18.2%

In 2002, overall European economic growth was below 1% in real terms, a full percentage point less than the pace of global economic growth. Representing a third of total European gross domestic product, Germany was among the region's weakest economies. Failure of the continent to generate budget surpluses in the late 1990s constrained policy options during the downturn. In contrast, the U.S. and Canada were able to reduce their respective interest rates aggressively to stimulate economic growth. This will likely limit the pace at which European economic growth recovers, relative to the U.S. and Canada.

In this challenging environment, we maintained our unique, three-pronged approach to investing, which has produced attractive returns over time with less risk and volatility than the overall market. First, we invest the majority of the Fund in equities that we believe are trading at a substantial discount to their intrinsic value. Second, we seek out opportunities in distressed situations, investing principally in the debt of companies that have filed for bankruptcy court protection but have significant assets to support the investment case. Third, we look for arbitrage opportunities in mergers and acquisitions. While bankruptcy and arbitrage investment require highly specialized skills, we have been involved in these areas for years and have found many attractive opportunities for the Fund over time.




TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
12/31/02

                                      % OF TOTAL
                                      NET ASSETS
------------------------------------------------

Construction & Engineering                 12.5%

Food Products                               7.6%

Insurance                                   7.2%

Banks                                       5.8%

Tobacco                                     5.3%

Beverages                                   4.3%

Construction Materials                      3.2%

Chemicals                                   2.9%

Diversified Financials                      2.9%

Media                                       2.7%

Among the Fund's best performers in 2002 was Imperial Tobacco. In times of uncertainty, the market tends to favor high-quality companies in very stable businesses. Tobacco is one such industry, and Imperial Tobacco is arguably the industry's best company. Imperial Tobacco's top-notch management team possesses a very long and successful track record of creating value for shareholders, and the company's ability to generate strong free cash flow commands a premium in times like these. We pared back our position during the year, after significant appreciation, as the stock approached what we viewed as its fair value. Another excellent performer for the Fund was British cruise line company P&O Princess Cruises. Its stock had been punished following the tragic events of September 11, 2001, on fears that terrorism would severely affect business. These fears proved unwarranted, as demand for cruise vacations rebounded strongly. When Princess proactively sought to combine with a smaller cruise company, Carnival launched a bid. We have always sought to identify the targets of potential mergers and acquisition candidates by finding the attractive positions in consolidating industries. Initially, the deal faced great skepticism due to antitrust concerns but eventually gained regulatory approval. This was a familiar example of extreme market reaction that resulted in a rewarding opportunity for disciplined investors.

Another positive contributor in 2002 was Railtrack Group, which was one of our poorest performers in 2001. As we wrote in last year's report, the company's main operating subsidiary was forced into administration -- the British equivalent of bankruptcy -- in an action which we believed was tantamount to the government's seizing of the company's equity value without compensation. We expended considerable energy in late 2001 and into 2002 in an effort to recover appropriate value from our investment. We joined forces with other shareholders, and through a highly effective legal and public relations campaign, we were able to put sufficient pressure on the British government to make an acceptable price offer for the assets.

Among the disappointments in 2002 was U.K. cable company NTL, whose deeply discounted bonds we owned as part of the portfolio's distressed investments. As Adelphia Communications Corp. of the U.S. became the latest example of corporate malfeasance and fraudulent accounting, the market valuation of cable assets around the world contracted even further, thus eroding the value of our NTL bonds. Suez, a French diversified utility, was another loser during the year under review. The company was caught in the severe downdraft, which hurt virtually all utilities, on concerns of balance sheet risk, merchant power generation and aggressive trading activities. We believe these worries were unfounded in Suez's case, as the company's A- credit rating is above many others. Suez seems secure, and its trading practices are conservative and risk averse. The market tends to paint all companies in an industry with the same brush, which can create opportunities for rational and disciplined investors to buy high-quality companies for attractive valuations.

In the past, it has been said that out of extreme disasters come fantastic opportunities. Although we cannot be sure the worst is behind us, we have found what we believe are several attractive opportunities this past year amid the rubble of the bear market. One such opportunity is French food and beverage company Groupe Danone. The company produces dairy products, bottled water and biscuits. Worldwide, Danone is number one in fresh dairy and number two in water, two of



TOP 10 HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,                         % OF TOTAL
COUNTRY                                  NET ASSETS
---------------------------------------------------

Actividades de
Construcciones y
Servicios SA                                   3.1%
CONSTRUCTION &
ENGINEERING, SPAIN

Vinci SA                                       2.7%
CONSTRUCTION &
ENGINEERING, FRANCE

White Mountains
Insurance Group Inc.
(Restricted & Preferred)                       2.1%
INSURANCE, U.S.

Gjensidige NOR ASA                             2.1%
BANKS, NORWAY

Nestle SA                                      2.0%
FOOD PRODUCTS,
SWITZERLAND

Acciona SA                                     1.9%
CONSTRUCTION &
ENGINEERING, SPAIN

Altadis SA                                     1.8%
TOBACCO, SPAIN

Berkshire Hathaway Inc., A                     1.8%
INSURANCE, U.S.

British American
Tobacco PLC                                    1.8%
TOBACCO, U.K.

Fomento de
Construcciones y
Contratas SA                                   1.8%
CONSTRUCTION &
ENGINEERING, SPAIN
the food industry's fastest growing categories. The stock trades at a significant discount to our estimate of its intrinsic value, and we believe this discount will narrow. In addition, we believe that management is focused on growing the company's intrinsic value over time. We are actively engaging management to evaluate the company's capital allocation decisions to maximize the enterprise's financial health and long-term value.

We believe we found another opportunity in Carlsberg A/S, the Denmark-based brewing company. Carlsberg merged its brewing assets with those of Orkla in 2000 to form the dominant player in all Scandinavian countries as well as a number of other European countries. Cost savings from restructuring these assets should yield solid improvements in margins while the company continues to trade at a significant discount to its European peers. In addition, Carlsberg should continue to benefit from volume growth in Eastern Europe and Russia where Carlsberg, through its 50% ownership of Baltic Beverage Holdings, has the number one position with market share in excess of 30%. Carlsberg, after Mutual's urging, repurchased 5% of its equity.

One of the Fund's largest positions at year-end was Vinci, Europe's largest diversified concession and construction group. Vinci operates in four main businesses: concessions, construction, road works and electrical engineering. In concessions, the company owns 17% of ASF and 65% of Cofiroute, France's first and fourth largest toll motorways. Vinci also owns Europe's largest car park operator and has interests in airport concessions and services. We found its stock valuation extremely compelling, considering Vinci's strong free cash flow generation and competitive position in its businesses. As the company continues to realize synergies from its merger with GTM and refocuses the business mix toward more profitable and recurrent work, the market should realize the attractiveness of the share price at recent levels.

In an ongoing process, we reevaluate all of our positions regularly to assess buying opportunities, as well as to trim or sell positions as they either become fully valued or to avoid losses due to deteriorating fundamentals. During the 12 months under review, we sold GIB Group, a diversified retail holding company in Belgium. We purchased GIB with the expectation of an eventual liquidation. In 2002, GIB divested most of its assets and began liquidating. We were offered cash for our shares ahead of the lengthy process and chose to sell them at a modest discount rather than hold them through the completion of the entire process.

There is no doubt that the past three years have proven very trying for investors in equity markets. While no one can predict where the markets will go in the near term, current share prices clearly present a more attractive overall valuation level from which to generate future returns. Much of the stress in corporations and the financial system plays to our strengths. The continuing flow of bankruptcies is keeping us very busy as we seek out the handful of truly compelling opportunities that will undoubtedly present themselves during this period. The market's weakness and volatility, while unsettling to many investors, can present excellent opportunities to generate future returns for those who have capital to invest and a rational investment philosophy. We believe the Fund is extremely well positioned in this environment.

As always, we will continue to work diligently and carefully to deliver attractive risk-adjusted returns for our shareholders. We appreciate your participation in Mutual European Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,
/S/DAVID J. WINTERS
David J. Winters, CFA


/S/MATTHEW T. HAYNES
Matthew T. Haynes, CFA
Co-Portfolio Managers
Mutual European Fund



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS Z                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.45         $12.97    $14.42

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2528
Short-Term Capital Gain        $0.1027
                               -------
       Total                   $0.3555

CLASS A                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.44         $12.83    $14.27

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2064
Short-Term Capital Gain        $0.1027
                               -------
       Total                   $0.3091

CLASS B                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.44         $12.64    $14.08

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1422
Short-Term Capital Gain        $0.1027
                               -------
       Total                   $0.2449

CLASS C                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.44         $12.85    $14.29

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1190
Short-Term Capital Gain        $0.1027
                               -------
       Total                   $0.2217


--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE

                                                       INCEPTION
CLASS Z                                1-YEAR   5-YEAR  (7/3/96)
-----------------------------------------------------------------
Cumulative Total Return 1              -7.71%   54.74%  118.41%
Average Annual Total Return 2          -7.71%    9.12%   12.78%
Value of $10,000 Investment 3          $9,229  $15,474  $21,841


                                                       INCEPTION
CLASS A                                1-YEAR   5-YEAR (11/1/96)
-----------------------------------------------------------------
Cumulative Total Return 1              -8.05%   51.37%   95.78%
Average Annual Total Return 2         -13.33%    7.36%   10.45%
Value of $10,000 Investment 3          $8,667  $14,263  $18,489


                                                       INCEPTION
CLASS B                                1-YEAR   3-YEAR  (1/1/99)
-----------------------------------------------------------------
Cumulative Total Return 1              -8.61%   -2.31%   41.82%
Average Annual Total Return 2         -12.20%   -1.55%    8.55%
Value of $10,000 Investment 3          $8,780   $9,541  $13,882


                                                       INCEPTION
CLASS C                                1-YEAR   5-YEAR (11/1/96)
-----------------------------------------------------------------
Cumulative Total Return 1              -8.65%   47.35%   89.17%
Average Annual Total Return 2         -10.42%    7.84%   10.71%
Value of $10,000 Investment 3          $8,958  $14,583  $18,761



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.




CLASS Z (7/3/96-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date            Mutual European Fund          MSCI All Country Europe Index 4
7/3/96                 $10,000                            $10,000
7/31/96                $10,060                             $9,893
8/31/96                $10,430                            $10,192
9/30/96                $10,640                            $10,400
10/31/96               $10,840                            $10,637
11/30/96               $11,260                            $11,172
12/31/96               $11,461                            $11,394
1/31/97                $11,984                            $11,469
2/28/97                $12,236                            $11,626
3/31/97                $12,397                            $11,994
4/30/97                $12,376                            $11,928
5/31/97                $12,537                            $12,444
6/30/97                $12,960                            $13,067
7/31/97                $13,525                            $13,669
8/31/97                $13,282                            $12,901
9/30/97                $14,163                            $14,169
10/31/97               $13,627                            $13,473
11/30/97               $13,768                            $13,674
12/31/97               $14,115                            $14,217
1/31/98                $14,350                            $14,727
2/28/98                $15,134                            $15,879
3/31/98                $16,221                            $17,014
4/30/98                $16,635                            $17,382
5/31/98                $17,218                            $17,653
6/30/98                $16,826                            $17,826
7/31/98                $16,691                            $18,209
8/31/98                $14,792                            $15,838
9/30/98                $13,433                            $15,205
10/31/98               $13,825                            $16,426
11/30/98               $14,723                            $17,321
12/31/98               $14,783                            $18,081
1/31/99                $14,819                            $17,991
2/28/99                $15,007                            $17,554
3/31/99                $15,349                            $17,757
4/30/99                $16,245                            $18,310
5/31/99                $16,281                            $17,466
6/30/99                $16,847                            $17,764
7/31/99                $16,871                            $17,958
8/31/99                $17,026                            $18,148
9/30/99                $17,026                            $18,019
10/31/99               $17,575                            $18,672
11/30/99               $19,054                            $19,194
12/31/99               $21,704                            $21,218
1/31/00                $22,192                            $19,732
2/29/00                $25,032                            $20,749
3/31/00                $24,261                            $21,246
4/30/00                $23,592                            $20,318
5/31/00                $23,631                            $20,143
6/30/00                $23,648                            $20,530
7/31/00                $23,797                            $20,206
8/31/00                $24,393                            $19,951
9/30/00                $23,797                            $19,019
10/31/00               $24,068                            $18,865
11/30/00               $23,973                            $18,064
12/31/00               $24,843                            $19,333
1/31/01                $25,531                            $19,362
2/28/01                $25,387                            $17,633
3/31/01                $24,395                            $16,323
4/30/01                $25,131                            $17,516
5/31/01                $25,563                            $16,690
6/30/01                $25,404                            $16,064
7/31/01                $25,260                            $16,083
8/31/01                $25,019                            $15,673
9/30/01                $22,160                            $14,098
10/31/01               $22,883                            $14,566
11/30/01               $23,365                            $15,164
12/31/01               $23,666                            $15,565
1/31/02                $24,174                            $14,779
2/28/02                $24,535                            $14,758
3/31/02                $25,504                            $15,571
4/30/02                $26,029                            $15,479
5/31/02                $26,177                            $15,448
6/30/02                $25,177                            $14,905
7/31/02                $23,224                            $13,255
8/31/02                $23,257                            $13,260
9/30/02                $21,784                            $11,531
10/31/02               $21,850                            $12,646
11/30/02               $22,065                            $13,272
12/31/02               $21,841                            $12,789



CLASS A (11/1/96-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date            Mutual European Fund          MSCI All Country Europe Index 4
11/1/96                 $9,426                            $10,000
11/30/96                $9,783                            $10,503
12/31/96                $9,954                            $10,712
1/31/97                $10,409                            $10,783
2/28/97                $10,619                            $10,930
3/31/97                $10,759                            $11,276
4/30/97                $10,742                            $11,214
5/31/97                $10,873                            $11,699
6/30/97                $11,240                            $12,284
7/31/97                $11,723                            $12,851
8/31/97                $11,512                            $12,128
9/30/97                $12,269                            $13,321
10/31/97               $11,802                            $12,667
11/30/97               $11,917                            $12,855
12/31/97               $12,214                            $13,366
1/31/98                $12,419                            $13,846
2/28/98                $13,079                            $14,928
3/31/98                $14,002                            $15,996
4/30/98                $14,352                            $16,341
5/31/98                $14,858                            $16,596
6/30/98                $14,517                            $16,759
7/31/98                $14,374                            $17,119
8/31/98                $12,737                            $14,890
9/30/98                $11,559                            $14,295
10/31/98               $11,889                            $15,442
11/30/98               $12,657                            $16,284
12/31/98               $12,711                            $16,999
1/31/99                $12,742                            $16,914
2/28/99                $12,895                            $16,503
3/31/99                $13,180                            $16,694
4/30/99                $13,955                            $17,213
5/31/99                $13,965                            $16,420
6/30/99                $14,442                            $16,701
7/31/99                $14,463                            $16,883
8/31/99                $14,597                            $17,062
9/30/99                $14,587                            $16,941
10/31/99               $15,050                            $17,554
11/30/99               $16,308                            $18,045
12/31/99               $18,565                            $19,947
1/31/00                $18,975                            $18,551
2/29/00                $21,402                            $19,506
3/31/00                $20,737                            $19,975
4/30/00                $20,161                            $19,102
5/31/00                $20,194                            $18,937
6/30/00                $20,190                            $19,301
7/31/00                $20,319                            $18,996
8/31/00                $20,810                            $18,757
9/30/00                $20,307                            $17,881
10/31/00               $20,529                            $17,736
11/30/00               $20,447                            $16,982
12/31/00               $21,177                            $18,176
1/31/01                $21,756                            $18,203
2/28/01                $21,618                            $16,578
3/31/01                $20,777                            $15,346
4/30/01                $21,398                            $16,468
5/31/01                $21,756                            $15,690
6/30/01                $21,614                            $15,102
7/31/01                $21,475                            $15,120
8/31/01                $21,282                            $14,735
9/30/01                $18,834                            $13,254
10/31/01               $19,456                            $13,694
11/30/01               $19,857                            $14,257
12/31/01               $20,106                            $14,633
1/31/02                $20,529                            $13,894
2/28/02                $20,825                            $13,875
3/31/02                $21,642                            $14,639
4/30/02                $22,079                            $14,553
5/31/02                $22,206                            $14,524
6/30/02                $21,342                            $14,012
7/31/02                $19,694                            $12,461
8/31/02                $19,708                            $12,466
9/30/02                $18,458                            $10,841
10/31/02               $18,501                            $11,889
11/30/02               $18,671                            $12,477
12/31/02               $18,489                            $12,023

Past performance does not guarantee future results.

CLASS B (1/1/99-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date            Mutual European Fund          MSCI All Country Europe Index 4
1/1/99                $10,000                            $10,000
1/31/99               $10,016                             $9,950
2/28/99               $10,136                             $9,708
3/31/99               $10,361                             $9,821
4/30/99               $10,954                            $10,126
5/31/99               $10,962                             $9,659
6/30/99               $11,334                             $9,825
7/31/99               $11,342                             $9,932
8/31/99               $11,439                            $10,037
9/30/99               $11,431                             $9,966
10/31/99              $11,788                            $10,326
11/30/99              $12,770                            $10,616
12/31/99              $14,517                            $11,735
1/31/00               $14,831                            $10,913
2/29/00               $16,713                            $11,475
3/31/00               $16,190                            $11,751
4/30/00               $15,729                            $11,237
5/31/00               $15,746                            $11,140
6/30/00               $15,738                            $11,354
7/31/00               $15,820                            $11,175
8/31/00               $16,206                            $11,034
9/30/00               $15,802                            $10,519
10/31/00              $15,967                            $10,434
11/30/00              $15,894                             $9,990
12/31/00              $16,450                            $10,692
1/31/01               $16,894                            $10,708
2/28/01               $16,775                             $9,752
3/31/01               $16,114                             $9,028
4/30/01               $16,580                             $9,688
5/31/01               $16,861                             $9,230
6/30/01               $16,744                             $8,884
7/31/01               $16,624                             $8,895
8/31/01               $16,462                             $8,668
9/30/01               $14,572                             $7,797
10/31/01              $15,028                             $8,056
11/30/01              $15,332                             $8,387
12/31/01              $15,518                             $8,608
1/31/02               $15,838                             $8,174
2/28/02               $16,058                             $8,162
3/31/02               $16,675                             $8,612
4/30/02               $17,006                             $8,561
5/31/02               $17,094                             $8,544
6/30/02               $16,425                             $8,243
7/31/02               $15,136                             $7,331
8/31/02               $15,147                             $7,334
9/30/02               $14,169                             $6,377
10/31/02              $14,203                             $6,994
11/30/02              $14,325                             $7,340
12/31/02              $13,882                             $7,073



AVERAGE ANNUAL TOTAL RETURN

CLASS B                 12/31/02
--------------------------------
1-Year                   -12.20%
3-Year                    -1.55%
Since Inception (1/1/99)   8.55%



CLASS C (11/1/96-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date            Mutual European Fund          MSCI All Country Europe Index 4
11/1/96                  $9,900                           $10,000
11/30/96                $10,265                           $10,503
12/31/96                $10,446                           $10,712
1/31/97                 $10,915                           $10,783
2/28/97                 $11,135                           $10,930
3/31/97                 $11,263                           $11,276
4/30/97                 $11,245                           $11,214
5/31/97                 $11,374                           $11,699
6/30/97                 $11,750                           $12,284
7/31/97                 $12,246                           $12,851
8/31/97                 $12,015                           $12,128
9/30/97                 $12,799                           $13,321
10/31/97                $12,310                           $12,667
11/30/97                $12,430                           $12,855
12/31/97                $12,733                           $13,366
1/31/98                 $12,936                           $13,846
2/28/98                 $13,637                           $14,928
3/31/98                 $14,603                           $15,996
4/30/98                 $14,958                           $16,341
5/31/98                 $15,477                           $16,596
6/30/98                 $15,111                           $16,759
7/31/98                 $14,970                           $17,119
8/31/98                 $13,249                           $14,890
9/30/98                 $12,018                           $14,295
10/31/98                $12,362                           $15,442
11/30/98                $13,155                           $16,284
12/31/98                $13,199                           $16,999
1/31/99                 $13,220                           $16,914
2/28/99                 $13,379                           $16,503
3/31/99                 $13,676                           $16,694
4/30/99                 $14,460                           $17,213
5/31/99                 $14,471                           $16,420
6/30/99                 $14,964                           $16,701
7/31/99                 $14,975                           $16,883
8/31/99                 $15,104                           $17,062
9/30/99                 $15,093                           $16,941
10/31/99                $15,564                           $17,554
11/30/99                $16,859                           $18,045
12/31/99                $19,190                           $19,947
1/31/00                 $19,603                           $18,551
2/29/00                 $22,112                           $19,506
3/31/00                 $21,413                           $19,975
4/30/00                 $20,806                           $19,102
5/31/00                 $20,829                           $18,937
6/30/00                 $20,814                           $19,301
7/31/00                 $20,935                           $18,996
8/31/00                 $21,441                           $18,757
9/30/00                 $20,899                           $17,881
10/31/00                $21,128                           $17,736
11/30/00                $21,019                           $16,982
12/31/00                $21,766                           $18,176
1/31/01                 $22,347                           $18,203
2/28/01                 $22,205                           $16,578
3/31/01                 $21,313                           $15,346
4/30/01                 $21,936                           $16,468
5/31/01                 $22,304                           $15,690
6/30/01                 $22,146                           $15,102
7/31/01                 $21,990                           $15,120
8/31/01                 $21,777                           $14,735
9/30/01                 $19,264                           $13,254
10/31/01                $19,889                           $13,694
11/30/01                $20,286                           $14,257
12/31/01                $20,537                           $14,633
1/31/02                 $20,954                           $13,894
2/28/02                 $21,255                           $13,875
3/31/02                 $22,060                           $14,639
4/30/02                 $22,506                           $14,553
5/31/02                 $22,621                           $14,524
6/30/02                 $21,729                           $14,012
7/31/02                 $20,035                           $12,461
8/31/02                 $20,049                           $12,466
9/30/02                 $18,760                           $10,841
10/31/02                $18,789                           $11,889
11/30/02                $18,963                           $12,477
12/31/02                $18,761                           $12,023



AVERAGE ANNUAL TOTAL RETURN

CLASS C                            12/31/02
-------------------------------------------
1-Year                              -10.42%
5-Year                                7.84%
Since Inception (11/1/96)            10.71%

4. Source: Standard & Poor's Micropal. The MSCI All Country Europe Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets in Europe.


Past performance does not guarantee future results.

MUTUAL EUROPEAN FUND
Financial Highlights

                                                                               CLASS Z
                                                            --------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                               2002       2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $14.43     $15.52     $16.89    $12.54    $12.60
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income ...................................      .27        .35        .35       .24       .31
 Net realized and unrealized gains (losses) ..............    (1.38)     (1.08)      1.98      5.50       .33
                                                            --------------------------------------------------
Total from investment operations .........................    (1.11)      (.73)      2.33      5.74       .64
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.25)      (.32)      (.54)     (.50)     (.34)
 Net realized gains ......................................     (.10)      (.04)     (3.16)     (.89)     (.36)
                                                            --------------------------------------------------
Total distributions ......................................     (.35)      (.36)     (3.70)    (1.39)     (.70)
                                                            --------------------------------------------------
Net asset value, end of year .............................   $12.97     $14.43     $15.52    $16.89    $12.54
                                                            ==================================================
Total return* ............................................  (7.71)%    (4.74)%     14.46%    46.81%     4.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $376,828   $448,732   $577,663  $524,109  $483,873
Ratios to average net assets: (a)
 Expenses ................................................    1.05%      1.05%      1.03%     1.05%     1.05%
 Expenses, excluding waiver and payments by affiliate ....    1.05%      1.05%      1.04%     1.09%     1.05%
 Net investment income ...................................    1.88%      2.27%      1.93%     1.69%     2.02%
Portfolio turnover rate ..................................   29.86%     52.15%    111.83%   127.05%    97.62%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ..............................................    1.04%      1.04%      1.03%     1.04%     1.05%
   Expenses, excluding waiver and payments by affiliate ..    1.04%      1.04%      1.04%     1.08%     1.05%


*Total return is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL EUROPEAN FUND
Financial Highlights (CONTINUED)

                                                                                 CLASS A
                                                            --------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $14.27    $15.36     $16.75    $12.47    $12.56
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income ...................................       .22       .28        .28       .19       .27
 Net realized and unrealized gains (losses) ..............     (1.35)    (1.06)      1.97      5.43       .29
                                                            --------------------------------------------------
Total from investment operations .........................     (1.13)     (.78)      2.25      5.62       .56
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................      (.21)     (.27)      (.48)     (.45)     (.29)
 Net realized gains ......................................      (.10)     (.04)     (3.16)     (.89)     (.36)
                                                            --------------------------------------------------
Total distributions ......................................      (.31)     (.31)     (3.64)    (1.34)     (.65)
                                                            --------------------------------------------------
Net asset value, end of year .............................    $12.83    $14.27     $15.36    $16.75    $12.47
                                                            ==================================================
Total return* ............................................   (8.05)%   (5.05)%     14.07%    46.05%     4.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $302,735  $254,632   $223,831  $177,217  $170,486
Ratios to average net assets: (a)
 Expenses ................................................     1.40%     1.40%      1.38%     1.40%     1.40%
 Expenses, excluding waiver and payments by affiliate ....     1.40%     1.40%      1.39%     1.44%     1.40%
 Net investment income ...................................     1.53%     1.88%      1.56%     1.36%     1.68%
Portfolio turnover rate ..................................    29.86%    52.15%    111.83%   127.05%    97.62%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ..............................................     1.39%     1.39%      1.38%     1.39%     1.40%
   Expenses, excluding waiver and payments by affiliate ..     1.39%     1.39%      1.39%     1.43%     1.40%


*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL EUROPEAN FUND
Financial Highlights (CONTINUED)

                                                                                      CLASS B
                                                                      ----------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                          2002      2001      2000      1999 +
                                                                      ----------------------------------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $14.09     $15.19    $16.66    $12.47
                                                                      ----------------------------------------
Income from investment operations:
 Net investment income .............................................       .10        .18       .16       .01
 Net realized and unrealized gains (losses) ........................     (1.31)     (1.03)     1.95      5.50
                                                                      ----------------------------------------
Total from investment operations ...................................     (1.21)      (.85)     2.11      5.51
                                                                      ----------------------------------------
Less distributions from:
 Net investment income .............................................      (.14)      (.21)     (.42)     (.43)
 Net realized gains ................................................      (.10)      (.04)    (3.16)     (.89)
                                                                      ----------------------------------------
Total distributions ................................................      (.24)      (.25)    (3.58)    (1.32)
                                                                      ----------------------------------------
Net asset value, end of year .......................................    $12.64     $14.09    $15.19    $16.66
                                                                      ========================================
Total return* ......................................................   (8.61)%    (5.66)%    13.31%    45.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $24,855    $12,960    $6,655    $1,039
Ratios to average net assets: (a)
 Expenses ..........................................................     2.05%      2.03%     2.03%     2.05%
 Expenses, excluding waiver and payments by affiliate ..............     2.05%      2.03%     2.04%     2.09%
 Net investment income .............................................      .87%      1.20%      .92%      .04%
Portfolio turnover rate ............................................    29.86%     52.15%   111.83%   127.05%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ........................................................     2.04%      2.02%     2.03%     2.04%
   Expenses, excluding waiver and payments by affiliate ............     2.04%      2.02%     2.04%     2.08%



*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL EUROPEAN FUND
Financial Highlights (CONTINUED)

                                                                                 CLASS C
                                                            --------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $14.29    $15.37     $16.75    $12.45    $12.52
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income ..................................        .13       .19        .16       .10       .21
 Net realized and unrealized gains (losses) .............      (1.35)    (1.06)      1.99      5.44       .31
                                                            --------------------------------------------------
Total from investment operations ........................      (1.22)     (.87)      2.15      5.54       .52
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ..................................       (.12)     (.17)      (.37)     (.35)     (.23)
 Net realized gains .....................................       (.10)     (.04)     (3.16)     (.89)     (.36)
                                                            --------------------------------------------------
Total distributions .....................................       (.22)     (.21)     (3.53)    (1.24)     (.59)
                                                            --------------------------------------------------
Net asset value, end of year ............................     $12.85    $14.29     $15.37    $16.75    $12.45
                                                            ==================================================
Total return* ...........................................    (8.65)%   (5.65)%     13.42%    45.40%     3.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $123,374  $117,238   $127,408  $103,987   $96,555
Ratios to average net assets: (a)
 Expenses ...............................................      2.02%     2.04%      2.02%     2.04%     2.05%
 Expenses, excluding waiver and payments by affiliate ...      2.02%     2.04%      2.03%     2.08%     2.05%
 Net investment income ..................................       .91%     1.27%       .92%      .71%     1.00%
Portfolio turnover rate .................................     29.86%    52.15%    111.83%   127.05%    97.62%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses .............................................      2.01%     2.03%      2.02%     2.03%     2.05%
   Expenses, excluding waiver and payments by affiliate .      2.01%     2.03%      2.03%     2.07%     2.05%


*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annuliazed for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002



                                                                  COUNTRY          SHARES                 VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 74.1%
     AUTO COMPONENTS .7%
     Trelleborg AB, B .....................................       Sweden            702,780            $  5,686,249
                                                                                                       ------------
     BANKS 5.8%
    *Banca Nazionale del Lavoro SpA .......................        Italy          5,878,003               6,507,606
     Bank of Ireland ......................................   Irish Republic        587,375               6,028,279
     Danske Bank ..........................................       Denmark           332,000               5,487,720
     DNB Holding ASA ......................................       Norway          2,625,465              12,354,683
     Gjensidige NOR ASA ...................................       Norway            529,261              17,342,174
                                                                                                       ------------
                                                                                                         47,720,462
                                                                                                       ------------
     BEVERAGES 4.3%
     Allied Domecq PLC ....................................   United Kingdom      1,193,000               7,624,783
     Carlsberg AS, B ......................................       Denmark           327,785              14,424,976
     Heineken Holding NV, A ...............................     Netherlands         458,281              13,297,377
                                                                                                       ------------
                                                                                                         35,347,136
                                                                                                       ------------
     BUILDING PRODUCTS 1.6%
     Uponor OYJ ...........................................       Finland           654,849              13,386,564
                                                                                                       ------------
     CHEMICALS 2.9%
     Akzo Nobel NV ........................................     Netherlands         302,400               9,593,099
     Solvay SA ............................................       Belgium           109,700               7,563,294
     Syngenta AG ..........................................     Switzerland         124,600               7,213,590
                                                                                                       ------------
                                                                                                         24,369,983
                                                                                                       ------------
     CONSTRUCTION & ENGINEERING 12.5%
     Acciona SA ...........................................        Spain            372,787              15,354,632
     Actividades de Construcciones y Servicios SA .........        Spain            786,295              25,290,359
    *FLS Industries A/S ...................................       Denmark           400,800               3,199,220
     Fomento de Construcciones y Contratas SA .............        Spain            656,088              14,733,803
     Grupo Dragados SA ....................................        Spain            332,900               5,659,366
     Imtech NV ............................................     Netherlands         585,295               7,720,565
     Kingspan Group PLC ...................................   Irish Republic      3,605,138               6,166,639
     Vinci SA .............................................       France            393,661              22,183,787
     Volker Wessels Stevin CVA ............................     Netherlands         142,678               2,876,229
                                                                                                       ------------
                                                                                                        103,184,600
                                                                                                       ------------
     CONSTRUCTION MATERIALS 3.0%
     Cementos Portland SA .................................        Spain             84,333               3,177,101
     Ciments Francais SA ..................................       France            113,977               6,123,873
     CRH PLC ..............................................   Irish Republic        384,000               4,755,019
     Dyckerhoff AG ........................................       Germany           100,248               1,009,918
     Italcementi SpA ......................................        Italy            722,765               7,281,273
     RMC Group PLC ........................................   United Kingdom        437,635               2,585,679
                                                                                                       ------------
                                                                                                         24,932,863
                                                                                                       ------------
     CONTAINERS & PACKAGING 1.1%
     Huhtamaki OYJ ........................................       Finland           877,340               8,792,458
                                                                                                       ------------

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                  COUNTRY          SHARES                 VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIALS 2.9%
     Aberdeen Asset Management PLC ........................   United Kingdom      1,328,000            $  1,517,934
     Almanij NV ...........................................       Belgium           249,092               8,497,981
     Pargesa Holdings SA ..................................     Switzerland           4,684               8,468,938
     Principal Financial Group ............................    United States          3,700                 111,481
     Provident Financial PLC ..............................   United Kingdom        555,522               5,312,320
                                                                                                       ------------
                                                                                                         23,908,654
                                                                                                       ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES .2%
     BCE Inc. .............................................       Canada            111,300               2,007,881
                                                                                                       ------------
     ELECTRIC UTILITIES .6%
     E.ON AG ..............................................       Germany           109,600               4,416,526
    *PG & E Corp. .........................................    United States         37,085                 515,481
    *PG & E Corp., wts., 9/02/06 ..........................    United States          2,966                  37,078
                                                                                                       ------------
                                                                                                          4,969,085
                                                                                                       ------------
     ELECTRICAL EQUIPMENT .6%
     Kidde PLC ............................................   United Kingdom      4,390,780               5,001,090
                                                                                                       ------------
     ENERGY EQUIPMENT & SERVICES .6%
     Fugro NV .............................................     Netherlands         103,565               4,687,394
                                                                                                       ------------
     FOOD PRODUCTS 7.6%
     Cadbury Schweppes PLC ................................   United Kingdom      1,968,512              12,264,379
     CSM NV ...............................................     Netherlands         189,614               3,975,620
     Greencore Group PLC ..................................   Irish Republic      1,593,485               4,264,098
     Groupe Danone ........................................       France             95,035              12,785,291
     Nestle SA ............................................     Switzerland          77,937              16,515,181
     Orkla ASA ............................................       Norway            789,940              13,455,006
                                                                                                       ------------
                                                                                                         63,259,575
     HOTELS RESTAURANTS & LEISURE 1.6%
     P & O Princess Cruises PLC ...........................   United Kingdom      1,061,955               7,368,514
     Six Continents PLC ...................................   United Kingdom        684,215               5,529,588
                                                                                                       ------------
                                                                                                         12,898,102
                                                                                                       ------------
     HOUSEHOLD DURABLES .7%
     Hunter Douglas NV ....................................     Netherlands         181,590               5,440,478
                                                                                                       ------------
     INSURANCE 6.4%
    *Berkshire Hathaway Inc., A ...........................    United States            203              14,768,250
     Irish Life & Permanent PLC ...........................   Irish Republic      1,045,905              11,281,415
     Milano Assicurazioni .................................        Italy          2,475,996               5,092,664
 *(R)Montpelier Re Holdings Ltd. ..........................       Bermuda            48,240               1,319,846
     Muenchener Rueckversicherungs-Gesellschaft ...........       Germany            21,600               2,581,764
 *(R)Olympus Re Holdings Ltd. .............................       Bermuda            16,080               1,869,943
     Riunione Adriatica di Sicurta SpA ....................        Italy            413,120               5,028,902
  (R)White Mountains Insurance Group Inc. .................    United States         37,500              11,506,875
                                                                                                       ------------
                                                                                                         53,449,659
                                                                                                       ------------

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                  COUNTRY          SHARES                 VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     MACHINERY 1.7%
    *Alfa Laval AB ........................................       Sweden            544,300            $  4,372,740
     Kone Corp., B ........................................       Finland           173,900               5,221,033
     Schindler Holding AG, Reg D ..........................     Switzerland           2,600                 488,899
     Spirax-Sarco Engineering PLC .........................   United Kingdom        634,023               4,225,731
                                                                                                       ------------
                                                                                                         14,308,403
                                                                                                       ------------
     MARINE 2.0%
     Koninklijke Nedlloyd Groep NV ........................     Netherlands         820,540              10,332,847
     Peninsular & Oriental Steam Navigation Co. ...........   United Kingdom      2,331,955               6,175,649
                                                                                                       ------------
                                                                                                         16,508,496
                                                                                                       ------------
     MEDIA 2.7%
     Lagardere SCA ........................................       France            290,634              11,806,158
     Reuters Group PLC ....................................   United Kingdom        733,700               2,096,589
     Trinity Mirror PLC ...................................   United Kingdom      1,272,770               8,872,262
                                                                                                       ------------
                                                                                                         22,775,009
                                                                                                       ------------
     METALS & MINING .9%
     Anglo American PLC ...................................   United Kingdom        518,700               7,703,341
     Anglo American PLC, ADR ..............................   United Kingdom            200                   2,920
                                                                                                       ------------
                                                                                                          7,706,261
                                                                                                       ------------
     MULTI-UTILITIES 1.7%
     Suez SA ..............................................       France            793,350              13,770,171
                                                                                                       ------------
     OIL & GAS 1.6%
     BP PLC ...............................................   United Kingdom        396,400               2,724,947
     Eni SpA ..............................................        Italy            312,700               4,971,409
     Fortum OYJ ...........................................       Finland           701,815               4,603,007
     Total Fina Elf SA, B .................................       France              6,250                 892,642
                                                                                                       ------------
                                                                                                         13,192,005
                                                                                                       ------------
     PAPER & FOREST PRODUCTS .5%
     MeadWestvaco Corp. ...................................    United States        180,810               4,467,815
                                                                                                       ------------
     REAL ESTATE 1.6%
     Canary Wharf Group PLC ...............................   United Kingdom        193,100                 732,099
     Fastighets AB Tornet .................................       Sweden            660,075              11,742,006
 *(R)Security Capital European Realty .....................     Luxembourg           60,053                 845,396
                                                                                                       ------------
                                                                                                         13,319,501
                                                                                                       ------------
     SOFTWARE .5%
     Software AG ..........................................       Germany           441,450               4,201,727
                                                                                                       ------------

     TOBACCO 5.3%
     Altadis SA ...........................................        Spain            654,310              14,927,329
     Altadis SA (Paris Listed) ............................        Spain             16,800                 381,862
     British American Tobacco PLC .........................   United Kingdom      1,476,270              14,747,014
     Imperial Tobacco Group PLC ...........................   United Kingdom        806,858              13,703,960
                                                                                                       ------------
                                                                                                         43,760,165
                                                                                                       ------------

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                  COUNTRY          SHARES                 VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     TRADING COMPANIES & DISTRIBUTORS 1.0%
     Compania de Distribucion Intefral Logista SA .........        Spain            367,908            $  7,930,100
                                                                                                       ------------
     TRANSPORTATION INFRASTRUCTURE 1.2%
     Mersey Docks & Harbour Co. ...........................   United Kingdom      1,317,710               9,896,190
                                                                                                       ------------
     WIRELESS TELECOMMUNICATION SERVICES .3%
    *Vodafone Libertel NV .................................     Netherlands         269,177               2,875,575
                                                                                                       ------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $573,922,021)                                 613,753,651
                                                                                                       ------------
     PREFERRED STOCKS 1.8%
     Dyckerhoff AG, pfd. ..................................       Germany           171,884               1,383,470
     Henkel KGAA, pfd. ....................................       Germany           113,300               7,169,456
  (R)White Mountains Insurance Group Inc., cvt., pfd. .....    United States         20,972               6,096,561
                                                                                                       ------------
     TOTAL PREFERRED STOCKS (COST $15,815,052)                                                           14,649,487
                                                                                                       ------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT**
                                                                                 ----------

     CORPORATE BONDS & NOTES 3.7%
     Eurotunnel Finance Ltd.:
        Equity Note, 12/31/03 .............................   United Kingdom    $   772,192 GBP             410,238
        Participating Loan Note, 4/30/40 ..................   United Kingdom        210,000 GBP             113,256
     Eurotunnel PLC:
        12/31/18, Tier 2 ..................................   United Kingdom      3,991,083 GBP           4,722,529
        12/31/25, Tier 3 ..................................   United Kingdom      1,755,822 GBP           1,738,410
        12/31/50, Resettable Advance R5 ...................   United Kingdom      2,031,071 GBP           1,307,921
        Stabilization Advance S8, Tier 1 ..................   United Kingdom      3,280,216 GBP           1,267,390
        Stabilization Advance S8, Tier 2 ..................   United Kingdom      2,928,380 GBP           1,037,162
     Eurotunnel SA:
        5.28%, 12/31/18, Tier 2 (Pibor) ...................     France              437,395 EUR             337,365
        5.28%, 12/31/25, Tier 3 (Pibor) ...................     France            4,694,377 EUR           3,029,647
        12/31/18, Tier 2 (Libor) ..........................     France             988,713  EUR             762,600
        12/31/25, Tier 3 (Libor) ..........................     France            1,953,447 EUR           1,260,712
        12/31/50, Resettable Advance R4 ...................     France               32,955 EUR              13,833
        Stabilization Advance S6, Tier 1 (Pibor) ..........     France              332,264 EUR              83,682
        Stabilization Advance S6, Tier 2 (Libor) ..........     France              850,127 EUR             196,266
        Stabilization Advance S7, Tier 1 (Pibor) ..........     France            1,284,285 EUR             323,453
     KFW International Finance Inc., 6.25%, 10/15/03 ......     Germany          10,000,000 EUR          10,776,279
     Providian Financial Corp., senior note, cvt.,
        zero cpn., 2/15/21 ................................    United States      3,163,000               1,063,559
     Southern California Edison Co.:
        7.20%, 11/03/03 ...................................    United States      2,321,000               2,297,790
        6.375%, 1/15/06 ...................................    United States        130,000                 115,050
                                                                                                       ------------
     TOTAL CORPORATE BONDS & NOTES (COST $27,837,612)                                                    30,857,142
                                                                                                       ------------
     BONDS & NOTES IN REORGANIZATION 2.2%
    *Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 ...................................    United States      4,400,000                 968,000
        10.00%, 11/15/08 ..................................    United States      2,870,000                  50,225
        senior note, 10.00%, 12/15/09 .....................    United States      3,058,000                  53,515
        senior note, 10.00%, 12/15/09 .....................    United States      1,394,000 EUR              25,600


MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                  PRINCIPAL
                                                                  COUNTRY          AMOUNT**                VALUE
---------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
    *NTL Communications Corp.:
        12.75%, 4/15/05 ...................................   United Kingdom        530,000            $     47,700
        9.25%, 11/15/06 ...................................   United Kingdom      1,094,000 EUR             109,064
        10.00%, 2/15/07 ...................................   United Kingdom      6,113,000                 550,170
        12.375%, 2/01/08 ..................................   United Kingdom      4,083,000 EUR             407,045
        11.50%, 10/01/08 ..................................   United Kingdom      6,173,000                 586,435
        9.875%, 11/15/09 ..................................   United Kingdom      2,673,000 EUR             266,478
        11.875%, 10/01/10 .................................   United Kingdom      4,500,000                 427,500
        cvt., 7.00%, 12/15/08 .............................   United Kingdom      2,258,000                 451,600
        Series B, 12.375%, 10/01/08 .......................   United Kingdom      1,501,000                 120,080
        Series B, 9.75%, 4/15/09 ..........................   United Kingdom     11,935,000 GBP           2,209,616
        Series B, 11.50%, 11/15/09 ........................   United Kingdom      7,715,000 EUR             774,884
    *NTL Inc.:
        cvt., 5.75%, 12/15/09 .............................   United Kingdom     10,300,000               1,802,500
        Series B, 11.50%, 2/01/06 .........................   United Kingdom     10,102,000                 909,180
        Series B, 9.50%, 4/01/08 ..........................   United Kingdom        805,000 GBP             123,116
        Series B, 10.75%, 4/01/08 .........................   United Kingdom      3,337,000 GBP            4 83,499
        zero cpn., 4/01/08 ................................   United Kingdom      9,440,000                66 0,800
     PG & E Corp.:
        5.00%, 1/31/03 ....................................   United States          61,464                  61,464
        7.375%, 11/01/05 ..................................   United States       4,335,000               4,259,137
        6.50%, 9/02/06 ....................................   United States         800,000                 808,000
        Commercial Paper, 1/18/01 .........................   United States         175,000                 167,125
        Commercial Paper, 1/30/01 .........................   United States          90,000                  86,400
        Commercial Paper, 2/16/01 .........................   United States         265,000                 253,075
        FRN, 144A, 7.583%, 10/31/01 .......................   United States       1,288,000               1,223,600
        MTN, 5.94%, 10/07/03 ..............................   United States         220,000                 203,500
    *Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ..........   United Kingdom      1,185,000                 213,300
                                                                                                       ------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $36,421,817)                                            18,302,608
                                                                                                       ------------
     GOVERNMENT AGENCIES 11.3%
     Bundesrepublik Deutschland, 3.50%, 12/12/03 ..........     Germany           7,000,000 EUR           7,405,266
     Federal Home Loan Bank, 0.75% to 2.80%, with
        maturities to 9/06/05 .............................   United States      27,700,000              27,663,288
     Federal Home Loan Mortgage Corp., 1.409% to 1.777%,
        with maturities to 11/06/03 .......................   United States      13,500,000              13,382,285
     Federal National Mortgage Association, 1.253% to
        2.617%, with maturities to 11/26/04 ...............   United States      34,500,000              34,341,913
     German Treasury Bills, 3.06% to 3.08%, with maturities
        to 2/12/03 ........................................     Germany          10,000,000 EUR          10,472,437
                                                                                                       ------------
     TOTAL GOVERNMENT AGENCIES (COST $91,855,974)                                                        93,265,189
                                                                                                       ------------
     SHORT TERM INVESTMENTS 9.1%
     Alliance & Leicester PLC, Commercial Paper, 1/10/03 ..   United Kingdom     10,000,000               9,996,306
     Danske Bank AS, Commercial Paper, 1/27/03 ............        Denmark       12,000,000              11,988,030
     Den Norske Bank, Commercial Paper, 1/08/03 ...........        Norway        10,000,000               9,997,044
     HBOS Treasury Services, Commercial Paper, 1/17/03 ....   United Kingdom      3,100,000               3,098,016
     HBOS Treasury Services, Commercial Paper, 3/06/03 ....   United Kingdom     10,000,000               9,948,000
     Northern Rock PLC, Commercial Paper, 1/15/03 .........   United Kingdom      5,000,000               4,997,229
     Northern Rock PLC, Commercial Paper, 3/03/03 .........   United Kingdom      2,780,000               2,773,632

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                  PRINCIPAL
                                                                  COUNTRY          AMOUNT**                VALUE
---------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS (CONT.)
     Westlb Financial Curcao NV, Commercial Paper, 2/12/03         Germany       15,000,000            $ 14,948,400
     Yorkshire Building Society, Commercial Paper, 1/28/03    United Kingdom      7,300,000               7,292,449
                                                                                                       -------------
     TOTAL SHORT TERM INVESTMENTS (COST $75,093,400) ......                                              75,039,106
                                                                                                       -------------
     TOTAL INVESTMENTS (COST $820,945,876) 102.2% .........                                             845,867,183
     OPTIONS WRITTEN ......................................                                                 (26,388)
     NET EQUITY IN FORWARD CONTRACTS (2.9)% ...............                                             (23,734,467)
     OTHER ASSETS, LESS LIABILITIES .7% ...................                                               5,685,681
                                                                                                       -------------
     TOTAL NET ASSETS 100.0% ..............................                                            $827,792,009
                                                                                                       =============

     OPTIONS WRITTEN

     ISSUER                                                       COUNTRY         CONTRACTS                VALUE
---------------------------------------------------------------------------------------------------------------------
     Groupe Danone, January/130 EUR/Puts ..................       France              4,800                  19,796
     Peninsular & Oriental Steam Navigation Co.,
        February/1.80 GBP/Puts ............................   United Kingdom         21,000                   6,592
                                                                                                       -------------
     TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $25,666) ....                                            $     26,388
                                                                                                       -------------

     SYNTHETIC EQUITY SWAPS (SES)
                                                                                   VALUE AT             UNREALIZED
     ISSUER                                                       COUNTRY  SHARES  12/31/02                GAIN
---------------------------------------------------------------------------------------------------------------------
   b Allianz AG, ses., 102.52 EUR .........................        Germany  9,300  $879,320            $    118,789
                                                                                                       -------------


     CURRENCY ABBREVIATIONS:
     EUR-- European Unit
     GBP-- British Pound





*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. b See note 1(d) regarding synthetic equity swaps.
(R)See note 7 regarding restricted securities.

                       See notes to financial statements.

MUTUAL EUROPEAN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets:
 Investments in securities:
  Cost ............................................................................................     820,945,876
                                                                                                       -------------
  Value ...........................................................................................     845,867,183
 Cash .............................................................................................          16,031
 Foreign currency, at value (cost $5,923,130) .....................................................       5,903,746
 Receivables
  Investment securities sold ......................................................................          53,577
  Capital shares sold .............................................................................       3,338,679
  Dividends and interest ..........................................................................       2,222,180
 Unrealized gain on forward exchange contracts (Note 6) ...........................................       1,887,381
 Due from broker - variation margin ...............................................................         120,446
                                                                                                       -------------
      Total assets ................................................................................     859,409,223
                                                                                                       -------------
Liabilities:
 Payables:
  Investment securities purchased .................................................................       1,981,542
  Capital shares redeemed .........................................................................       2,654,808
  Affiliates ......................................................................................       1,209,085
 Options written, at value (premiums received $25,666) ............................................          26,388
 Unrealized loss on forward exchange contracts (Note 6) ...........................................      25,621,848
 Other liabilities ................................................................................         123,543
                                                                                                       -------------
      Total liabilities ...........................................................................      31,617,214
                                                                                                       -------------
Net assets, at value ..............................................................................    $827,792,009
                                                                                                       =============
Net assets consist of:
 Undistributed net investment income ..............................................................    $  2,997,304
 Net unrealized appreciation ......................................................................       1,410,390
 Accumulated net realized loss ....................................................................     (60,532,886)
 Capital shares ...................................................................................     883,917,201
                                                                                                       -------------
Net assets, at value ..............................................................................    $827,792,009
                                                                                                       =============

MUTUAL EUROPEAN FUND
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002


CLASS Z:
Net asset value and maximum offering price per share ($376,827,597 / 29,049,916 shares outstanding) .        $12.97
                                                                                                       ============
CLASS A:
 Net asset value per share ($302,735,093 / 23,596,934 shares outstanding). ..........................        $12.83
                                                                                                       ============
 Maximum offering price per share ($12.83 / 94.25%) .................................................        $13.61
                                                                                                       ============
CLASS B:
 Net asset value and maximum offering price per share ($24,855,154 / 1,967,040 shares outstanding)* .        $12.64
                                                                                                       ============
CLASS C:
 Net asset value per share ($123,374,165 / 9,600,059 shares outstanding)* ...........................        $12.85
                                                                                                       ============
 Maximum offering price per share ($12.85 / 99.00%) .................................................        $12.98
                                                                                                       ============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.

                       See notes to financial statements.

MUTUAL EUROPEAN FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


Investment income:
 (net of foreign taxes of $2,187,336)
 Dividends ........................................................................................    $ 16,931,443
 Interest .........................................................................................       8,821,624
                                                                                                       -------------
      Total investment income .....................................................................    $ 25,753,067
Expenses:
 Management fees (Note 3) .........................................................................       6,996,414
 Administrative fees (Note 3) .....................................................................         679,479
 Distribution fees (Note 3)
  Class A .........................................................................................       1,071,777
  Class B .........................................................................................         210,550
  Class C .........................................................................................       1,255,190
 Transfer agent fees (Note 3) .....................................................................       1,076,800
 Custodian fees ...................................................................................         198,900
 Reports to shareholders ..........................................................................          87,400
 Registration and filing fees .....................................................................          57,900
 Professional fees ................................................................................          42,200
 Directors' fees and expenses .....................................................................          45,000
 Dividends on securities sold short ...............................................................          27,288
 Other ............................................................................................          24,900
                                                                                                       -------------
      Total expenses ..............................................................................      11,773,798
                                                                                                       -------------
           Net investment income ..................................................................      13,979,269
                                                                                                       -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................................................      11,888,047
  Written options (Note 1e) .......................................................................          93,154
  Foreign currency transactions ...................................................................     (61,038,072)
                                                                                                       -------------
      Net realized loss ...........................................................................     (49,056,871)
 Net unrealized depreciation on:
  Investments .....................................................................................     (19,187,664)
  Translation of assets and liabilities denominated in foreign currencies .........................     (24,767,593)
                                                                                                       -------------
      Net unrealized depreciation .................................................................     (43,955,257)
                                                                                                       -------------
Net realized and unrealized loss ..................................................................     (93,012,128)
                                                                                                       -------------
Net decrease in net assets resulting from operations ..............................................    $(79,032,859)
                                                                                                       -------------

                       See notes to financial statements.

MUTUAL EUROPEAN FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                  2002           2001
                                                                             -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................    $ 13,979,269    $  18,701,899
  Net realized loss from investments and foreign
        currency transactions ...........................................     (49,056,871)    (12,048,912)
  Net unrealized depreciation on investments and translation
   of assets and liabilities denominated in foreign currencies ..........     (43,955,257)    (52,860,544)
                                                                             -----------------------------
      Net decrease in net assets resulting from operations ..............     (79,032,859)    (46,207,557)

 Distributions to shareholders from:
  Net investment income:
   Class Z ..............................................................      (7,252,039)    (10,257,304)
   Class A ..............................................................      (4,788,653)     (4,745,030)
   Class B ..............................................................        (265,371)       (179,199)
   Class C ..............................................................      (1,129,935)     (1,435,857)
  Net realized gains:
   Class Z ..............................................................      (2,979,321)     (1,149,330)
   Class A ..............................................................      (2,333,082)       (621,565)
   Class B ..............................................................        (157,105)        (29,827)
   Class C ..............................................................        (963,971)       (296,136)
                                                                             -----------------------------
 Total distributions to shareholders ....................................     (19,869,477)    (18,714,248)

 Capital share transactions (Note 2):
   Class Z ..............................................................     (29,940,007)    (90,907,566)
   Class A ..............................................................      86,376,758       47,684,424
   Class B ..............................................................      15,125,074        7,168,255
   Class C ..............................................................      21,524,677      (1,018,803)
                                                                             -----------------------------
 Total capital share transactions .......................................      93,086,502     (37,073,690)

 Redemption fees (Note 1l) ..............................................          46,091              --
      Net decrease in net assets ........................................      (5,769,743)   (101,995,495)
Net assets:
 Beginning of year ......................................................     833,561,752     935,557,247
                                                                             -----------------------------
 End of year ............................................................    $827,792,009   $ 833,561,752
                                                                             =============================

Undistributed net investment income included in net assets:
 End of year ............................................................    $  2,997,304   $     154,206
                                                                             =============================


                       See notes to financial statements.

MUTUAL EUROPEAN FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing at least 80% of its invested assets in stocks and corporate debt securities of European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SYNTHETIC EQUITY SWAPS

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. SECURITY LENDING

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

J. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

The Mutual European Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (CONTINUED)

At December 31, 2002, there were 500 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million and 100 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
                                                               2002                         2001
                                                   ------------------------------------------------------------
                                                        SHARES       AMOUNT           SHARES       AMOUNT
                                                   ------------------------------------------------------------
CLASS Z SHARES:
Shares sold ......................................    7,302,015  $ 107,399,758      13,785,036   $ 208,714,893
Shares issued on reinvestment of distributions ...      700,007      9,603,833         662,870       9,522,350
Shares redeemed ..................................  (10,055,156)  (146,943,598)   (20,564,800)    (309,144,809)
                                                   ------------------------------------------------------------
Net decrease .....................................   (2,053,134) $ (29,940,007)    (6,116,894)   $ (90,907,566)
                                                   ============================================================


                                                                    YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
                                                               2002                         2001
                                                   ------------------------------------------------------------
                                                        SHARES       AMOUNT           SHARES        AMOUNT
                                                   ------------------------------------------------------------
CLASS A SHARES:
Shares sold ......................................   17,596,910  $ 254,732,945      32,058,920   $ 487,704,632
Shares issued on reinvestment of distributions ...      406,105     5,550,303         328,118        4,658,332
Shares redeemed ..................................  (12,244,521)  (173,906,490)    (29,119,708)   (444,678,540)
                                                   ------------------------------------------------------------
Net increase .....................................    5,758,494  $  86,376,758       3,267,330   $  47,684,424
                                                   ============================================================


                                                                    YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
                                                               2002                         2001
                                                   ------------------------------------------------------------
                                                        SHARES       AMOUNT           SHARES        AMOUNT
                                                   ------------------------------------------------------------
CLASS B SHARES:
Shares sold ......................................    1,324,759  $  18,907,172         580,119   $   8,620,388
Shares issued on reinvestment of distributions ...       27,250        368,524          12,962         181,509
Shares redeemed ..................................     (305,003)    (4,150,622)       (111,215)     (1,633,642)
                                                   ------------------------------------------------------------
Net increase .....................................    1,047,006  $  15,125,074         481,866   $   7,168,255
                                                   ============================================================


                                                                    YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
                                                               2002                         2001
                                                   ------------------------------------------------------------
                                                        SHARES      AMOUNT            SHARES        AMOUNT
                                                   ------------------------------------------------------------
CLASS C SHARES:
Shares sold ......................................    3,467,474  $  50,301,640       3,766,024   $  57,486,501
Shares issued on reinvestment of distributions ...      134,878      1,886,544         110,850       1,581,790
Shares redeemed ..................................   (2,205,493)   (30,663,507)     (3,963,287)    (60,087,094)
                                                   ------------------------------------------------------------
Net increase (decrease) ..........................    1,396,859  $  21,524,677         (86,413)  $  (1,018,803)
                                                   ============================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        --------------------------------------------------------------
        0.150%    First $200 million
        0.135%    Over $200 million, up to and including $700 million
        0.100%    Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions on sales of those shares and received contingent deferred sales charges for the period of $373,955 and $44,226, respectively.


4. INCOME TAXES

At December 31, 2002, the cost of investments and net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                 Cost of investments .......................  $824,205,860
                                                              -------------
                 Unrealized appreciation ...................    94,235,404
                 Unrealized depreciation ...................   (72,574,081)
                                                              -------------
                 Net unrealized appreciation ...............  $ 21,661,323
                                                              =============

                 Distributable earnings - ordinary income ..  $  4,347,034
                                                              =============

The tax character of distributions paid during the year ended December 31, 2002 and 2001 was as follows:

       DISTRIBUTIONS PAID FROM:                           2002          2001
                                                    ---------------------------
         Ordinary income .........................   $19,869,080    $17,350,559
         Long-term capital gain ..................            --      1,363,689
                                                    ---------------------------
                                                     $19,869,080    $18,714,248
                                                    ===========================

MUTUAL EUROPEAN FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment companies, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $23,818,584. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $56,018,300 which may be carried over to offset future capital gains. Such losses expire in 2010.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002, aggregated $308,690,842 and $203,391,193, respectively.

Transactions in options written during the year ended December 31, 2002 were as follows:

                                                       NUMBER
                                                     OF CONTRACTS     PREMIUM
                                                     -------------------------
        Options outstanding at December 31, 2001            --      $      --
        Options written                                 80,700        191,379
        Options expired                                (50,900)      (143,368)
        Options exercised                               (4,000)       (22,345)
                                                     -------------------------
        Options outstanding at December 31, 2002        25,800      $  25,666
                                                     =========================


6. FORWARD EXCHANGE CONTRACTS

At December 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                 IN     SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                          EXCHANGE FOR    DATE        GAIN (LOSS)
-----------------                                          ---------------------------------------
   81,523,015   Danish Krone ....................      U.S. $10,769,510  03/17/03  U.S. $  709,382
    7,129,666   European Unit ...................             6,918,993  03/25/03          536,945
   51,567,500   Norwegian Krone .................             6,700,354  04/15/03          639,745
                                                            -----------                 ----------
                                                       U.S. $24,388,857            U.S. $1,886,072
                                                            ===========                 ==========

MUTUAL EUROPEAN FUND
Notes to Financial Statements (CONTINUED)

6. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                          IN        SETTLEMENT       UNREALIZED
CONTRACTS TO SELL:                                                   EXCHANGE FOR      DATE          GAIN (LOSS)
------------------                                                   -------------------------------------------
    582,750   Canadian Dollars ...............................  U.S.    $ 369,433   02/21/03  U.S. $       1,309
                                                                                                   --------------
     Unrealized gain on forward exchange contracts ...........                                         1,887,381
                                                                                                   ==============

CONTRACTS TO BUY:
  1,420,000   Canadian Dollars ...............................  U.S.    $ 906,928   02/21/03             $(9,912)
                                                                     ------------                  --------------

CONTRACTS TO SELL:
 30,197,941   European Unit ..................................  U.S. $ 29,427,107   01/08/03  U.S.  $ (2,251,292)
 29,067,322   Swiss Franc ....................................         19,908,772   01/13/03          (1,119,569)
 30,834,666   British Pounds .................................         47,477,470   01/28/03          (2,061,011)
 21,795,000   European Unit ..................................         21,203,692   01/28/03          (1,639,682)
  3,869,880   Canadian Dollars ...............................          2,436,269   02/21/03              (8,341)
 30,500,000   British Pounds .................................         47,663,771   03/10/03          (1,202,531)
 32,455,940   European Unit ..................................         31,884,532   03/10/03          (2,077,986)
241,381,844   Danish Krone ...................................         31,487,759   03/17/03          (2,500,141)
 42,570,820   European Unit ..................................         41,407,883   03/25/03          (3,111,086)
 55,617,295   European Unit ..................................         54,529,199   04/15/03          (3,586,491)
320,543,959   Norwegian Krone ................................         42,337,776   04/15/03          (3,288,335)
  2,092,448   European Unit ..................................          2,019,066   04/22/03            (166,812)
  8,672,731   European Unit ..................................          8,412,954   04/28/03            (645,019)
 16,871,058   British Pounds .................................         26,346,772   05/19/03            (552,599)
 23,847,400   European Unit ..................................         23,826,263   05/21/03          (1,059,313)
185,660,418   Swedish Krona ..................................         20,722,185   06/23/03            (341,728)
                                                                     ------------                  -------------
                                                                U.S. $451,091,470                    (25,611,936)
                                                                     ============                  --------------
         Unrealized loss on forward exchange contracts .......                                       (25,621,848)
                                                                                                   --------------
           Net unrealized loss on forward exchange contracts .                                U.S. $ (23,734,467)
                                                                                                   ==============

MUTUAL EUROPEAN FUND
Notes to Financial Statements (CONTINUED)


7. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

                                                                    ACQUISITION
NUMBER OF SHARES                             ISSUER                    DATE          COST         VALUE
----------------------------------------------------------------------------------------------------------
  48,240      Montpelier RE Holdings Ltd. .......................    12/11/01    $  804,000   $ 1,319,846
  16,080      Olympus RE Holdings Ltd. ..........................    12/19/01     1,608,000     1,869,943
  60,053      Security Capital European Realty ..................     4/08/98     1,290,093       845,396
  37,500      White Mountain Insurance Group Inc. ...............     6/01/01     7,500,000    11,506,875
  20,972      White Mountain Insurance Group Inc., cvt., pfd. ...    10/22/02     6,186,740     6,096,561
                                                                                              ------------
TOTAL RESTRICTED SECURITIES (2.61% OF NET ASSETS)                                             $21,638,621
                                                                                              ============

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual European Fund

We have audited the accompanying statement of assets and liabilities of Mutual European Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual European Fund, a portfolio of Franklin Mutual Series Fund Inc. at December 31, 2002, the results of the operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                    /S/ ERNST & YOUNG LLP
                                                        Ernst & Young LLP

Boston, Massachusetts
January 31, 2003

MUTUAL EUROPEAN FUND
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 1.38% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

At December 31, 2002, more than 50% of the Mutual European Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class Z, Class A, Class B and Class C shareholders of record on December 19, 2002.

                     CLASS Z                       CLASS A                    CLASS B                    CLASS C
            ----------------------------------------------------------------------------------------------------------------
            FOREIGN TAX FOREIGN SOURCE  FOREIGN TAX FOREIGN SOURCE  FOREIGN TAX FOREIGN SOURCE  FOREIGN TAX  FOREIGN SOURCE
               PAID         INCOME           PAID        INCOME          PAID        INCOME         PAID         INCOME
COUNTRY      PER SHARE    PER SHARE      PER SHARE    PER SHARE      PER SHARE    PER SHARE      PER SHARE     PER SHARE
----------------------------------------------------------------------------------------------------------------------------
Belgium       $0.0010       $0.0044         $0.0010     $0.0038         $0.0010     $0.0029       $0.0010       $0.0025
Canada         0.0001        0.0004          0.0001      0.0004          0.0001      0.0003        0.0001        0.0003
Denmark        0.0009        0.0044          0.0009      0.0037          0.0009      0.0028        0.0009        0.0025
Finland        0.0021        0.0095          0.0021      0.0081          0.0021      0.0062        0.0021        0.0055
France         0.0048        0.0341          0.0048      0.0290          0.0048      0.0221        0.0048        0.0196
Germany        0.0010        0.0092          0.0010      0.0079          0.0010      0.0060        0.0010        0.0053
Ireland        0.0000        0.0109          0.0000      0.0093          0.0000      0.0071        0.0000        0.0063
Italy          0.0018        0.0082          0.0018      0.0070          0.0018      0.0053        0.0018        0.0047
Netherlands    0.0041        0.0204          0.0041      0.0174          0.0041      0.0132        0.0041        0.0117
Norway         0.0055        0.0253          0.0055      0.0216          0.0055      0.0164        0.0055        0.0146
Spain          0.0053        0.0239          0.0053      0.0204          0.0053      0.0155        0.0053        0.0138
Sweden         0.0005        0.0068          0.0005      0.0058          0.0005      0.0044        0.0005        0.0039
Switzerland    0.0009        0.0075          0.0009      0.0064          0.0009      0.0049        0.0009        0.0043
United Kingdom 0.0065        0.0566          0.0065      0.0482          0.0065      0.0368        0.0065        0.0326
              --------------------------------------------------------------------------------------------------------------
TOTAL         $0.0345       $0.2216         $0.0345     $0.1890         $0.0345     $0.1439       $0.0345       $0.1276
              ==============================================================================================================


In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS




The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until the person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                  LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED     BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (61)    Director          Since 1987              6              None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.
------------------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (44)            Director          Since 1994              6              Independent Director, SLM Corporation
51 John F. Kennedy Parkway                                                               (Sallie Mae).
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (73)        Director          Since 2002              14             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)       Director          Since 1996              27             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-residence, Eckerd College (1991-2002); Chairman and Director,
Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board and Chief
Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (72)        Director          Since 1974              6              None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and Partner and Owner
McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                  LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED     BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)           Director          Since 1996              27             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

CHARLES RUBENS II (72)          Director          Since 1998              11             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (77)              Director          Since 1996              11             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of
the Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (56)             Director          Since 1991              9              Director, El Oro Mining and Exploration
51 John F. Kennedy Parkway                                                               Company, p.l.c. and The Exploration
Short Hills, NJ 07078                                                                    Company, p.l.c.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
                                                                     NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                  LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED     BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (77)       Director          Since 1996              16             None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory Services,
LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (63)          Director          Since 2002              6              Director, Fortune Brands, Inc.
600 5th Avenue, 7th Floor                                                                (consumer products) and Merck &
New York, NY 10020-2302                                                                  Co. Inc. (pharmaceuticals)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member-Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                  LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED     BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (40)         Director,         Director since          6              None
51 John F. Kennedy Pkwy.        President,        2001, President
Short Hills, NJ 07078-2702      Chairman of       since 1999,
                                the Board and     Chairman of
                                Chief Executive   the Board
                                Officer -         and Chief
                                Investment        Executive
                                Management        Officer -
                                                  Investment
                                                  Management
                                                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of one of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)           Senior Vice       Since 2002      Not Applicable         None
500 East Broward Blvd.          President and
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)              Vice President    Since 2000      Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)           Vice President    Since 2000      Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)          Vice President    Since 2002      Not Applicable         Director, FTI Banque, Arch Chemicals, Inc.
600 5th Avenue                  - AML                                                    and Lingnan Foundation.
Rockefeller Center              Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                  LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED     BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (41)         Treasurer and     Treasurer since   Not Applicable       None
500 East Broward Blvd.          Chief Financial   2000 and Chief
Suite 2100                      Officer           Financial Officer
Fort Lauderdale, FL 33394-3091                    since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)          Vice President    Since 2000        Not Applicable       None
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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


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

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           12/02

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)      One Franklin Parkway
     INVESTMENTS              San Mateo, CA  94403-1906



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-----------------------------------------------
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ANNUAL REPORT
MUTUAL EUROPEAN FUND

CHAIRMAN OF THE BOARD and
PRESIDENT
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual European Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 A2002 02/03         [RECYCLE LOGO OMITTED]      Printed on recycled paper